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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-03781, 333-09869, 333-32933, and 333-51349.




/s/ Arthur Andersen LLP
---------------------------
Birmingham, Alabama
March 23, 1999